June 2018 :: Investor Presentation

Disclaimer IMPORTANT: You must read the following information before continuing to the rest of the presentation. This presentation has been prepared by CURO Group Holdings Corp. and its subsidiaries (collectively, “we,” “us” or the “Company”) and is being provided to you for informational purposes only. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include statements related to our belief that we have significant and multiple growth opportunities, including those related to new product offering; our expectations for opening new stores; our estimation of market opportunity; and our beliefs as to our future performance and business. In addition, words such as “as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions and judgments, including our ability to successfully execute on our business strategy and our ability to accurately predict our future financial results. These assumptions and judgments may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There are important factors beyond our control that could cause the Company’s actual results to differ materially from those in the forward-looking statements. These factors include: our level of indebtedness; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties would could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party-lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-part electronic payment solutions providers; disruption caused by employee or third-party theft and errors in our stores as well as other factors discussed in our filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. The forward-looking statements herein speak only as of the date hereof. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statement for any reason. Non-GAAP Financial Measures In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income minus certain non-cash and other adjusting items); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are intended as a supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net earnings, cash flows provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets should not be considered as measures of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by reference to its GAAP results and using Adjusted Net Income, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets as supplemental measures. A reconciliation of Adjusted EBITDA to net income can be found on slide 25 of this presentation. A reconciliation of Adjusted Net Income to net income can be found on slide 26 of this presentation. A reconciliation of Gross Combined Loans Receivable to Company-owned Gross Loans Receivable can be found on slide 27 of this presentation. A reconciliation of Adjusted Return on Average Assets to total assets can be found on slide 28. The presentation is confidential and may not be reproduced, redistributed, published or passed on to any other person, directly or indirectly, in whole or in part, for any purpose. This document may not be removed from the premises, and by accepting this document and attending the presentation, you agree to be bound by the foregoing limitations. If this document has been received in error it must be returned immediately to the Company. 2

Executive Leadership Senior leadership team has over a century of collective industry experience Prior Experience Don Gayhardt 28 years of executive management experience President & Chief in the short-term credit industry; second IPO Executive Officer Bill Baker 16 years of industry experience; led the launch Executive Vice of the Company’s digital business and the President & Chief development of the risk and analytics function Operating Officer Roger Dean Executive Vice 25 years of industry experience in banking, President & Chief financial services and capital markets Financial Officer 3

Recent Developments Capital markets • December 2017: Completed IPO of common stock to raise $93.3 million gross proceeds (6,666,667 shares) success • January 2018: Underwriters exercised over-allotment option to raise additional $14.0 million gross proceeds (1,000,000 shares) • May 2018: Completed secondary registration of 5,000,000 existing shares on behalf of selling stockholders at $23 / share Redemption of • March 2018: Used a portion of the net proceeds from IPO to redeem $77.5 million of 12.00% Senior Secured Notes due outstanding debt 2022 Announced bank • April 2018: CURO and MetaBank announce agreement to offer consumers a flexible and innovative line of credit partnership product • MetaBank commits to fund and hold up to $350 million of loans on its balance sheet • Net loan revenue subjected to ‘waterfall’ that is shared • Significant U.S. market expansion opportunity Growth with • Continued to grow with newer brands including: • U.S.: Avio Credit newer brands • Canada: LendDirect • U.K.: Juo Loans 4

Continued Success Since IPO Financial Performance Stock Performance At IPO Q1 2018 Change (%) (through 9/30/17) (through 3/31/18) 62% LTM $916 $1,001 9% Revenue LTM Adjusted $212 $239 14% EBITDA (1) 1% -1% LTM Adjusted Net $70 $88 26% Income (1) At IPO (3) June 1, 2018 Change (%) Credit extended (2) $13.9 $15.1 9% CURO (NYSE) $14.00 $22.96 63% ($bn) Market Cap $624m $1.05b 68% Number of loans (2) 36.5 39.5 8% S&P 500 / Financials 459.45 463.17 1% (mm) DJ Industrial Average 24,141 24,812 3% Note: Stock price performance represents change in CURO stock price from IPO date and IPO price of $14.00 per share. Past stock price performance is not indicative of future stock price performance. (1) Refer to slides 25 and 26 for reconciliations of Adjusted EBITDA and Adjusted Net Income to their closest GAAP measures, Net Income (2) Credit extended and number of loans to customers since 2010. (3) Market data as of December 6, 2017. 5

Key Investment Highlights Leading large scale lender to underbanked consumers with track record of profitability across credit cycles with over 20 years of history Omni-channel platform, geographic footprint and diverse revenue base drive profitability and performance of business Large and growing addressable market that is underserved by traditional finance companies and banks Dynamic marketing strategy and proprietary analytics fuel customer growth and optimize customer acquisition cost Significant growth opportunities with sustainable competitive advantages 6

Leading Large Scale Lender (1) To Underbanked Consumers With Track Record Of Profitability Across Credit Cycles 1997 – 2007 2008 – 2013 2014 – Present Focused branch Channel, product and Broad product diversification and development in U.S. geographic diversification brand development; omni- channel • Company founded with first location in • Began offering installment loans • Installment loan and open-end Riverside, California credit product expansion • Launched analytical brand marketing • Launched online lending platforms • Mobile optimized sites and apps • Expanded into additional states • International expansion to • Refined best-in-class omni- Canada and the U.K. channel platform Bespoke IT platform Raised nearly $1.2 billion of debt $15.1 billion of total credit development financing since 2008 extended since 2010 Adjusted EBITDA (2) (2) (1) Leading large- Gross revenues Adjusted net income scale lender in ($ in millions) ($ in millions) ($ in millions) terms of revenue. (2) Refer to slides 27 $964 and 28 for $232 reconciliations of $79 Adjusted EBITDA and Adjusted Net Income to Net $204 $49 $22 Income, which is the closest GAAP measure. 2010 2017 2010 2017 Single-pay Installment and other 2010 2017 7

Omni-channel Platform Supports “Call, Click or Come-In” Source customers from a broad base with high retention rates Storefront Digital / Mobile Category-killer stores promote brand awareness Synergistic lead funnel for storefront channel Distinctive and recognizable branding Enhances customer experience Convenient locations typically open 7 days per week Over 80% of web visitors are on mobile(1) Higher approval rates with better credit performance Site to store: over 38,000 new loans in Q1 2018(1) 8 (1) Based on Q1 2018.

Broad geographic footprint Store 2 Online 3 Both 18 8 3 10 5 36 26 6 11 27 4 13 126 2 7 90 5 5 1 United States Canada UK Brands Stores/States 213 / 14 195 / 7 NA Online Presence 27 states 5 provinces U.K. Q1 2018 revenue ($ in millions / %) $205 / 78% $46 / 18% $11 / 4% Q1 2018 Channel Mix Online Store Online Store Online 7% 51% 49% 93% 100% 9

Comprehensive Product Offerings And Diversified Revenue Unsecured Secured Open-End Single-Pay Installment Installment (Line of Credit) Online: KS,TN,ID,UT, VA, DE,RI Online and in-store: Channel Online and in-store: Online and in-store: and Canada 12 U.S. states, Canada 14 U.S. states, Canada 7 U.S. states and the United Kingdom(1) In-store: KS,TN and Canada and the United Kingdom(1) Average $ (2) $ (2) $ $ loan size 604 1,222 702 348 Revolving / Duration Up to 60 months Up to 42 months Up to 62 days Open-ended Daily interest rates ranging Fees ranging from $13 Pricing 14.1% Average monthly Average monthly interest rate (3) 11.3% interest rate (3) from 0.13% to 0.99% to $25 per $100 borrowed Loan $226 million $83 million $52 million $87 million Receivables Q1 2018 consolidated revenue Increasing installment & open-end focus (% of revenue) Installment & open-end 72% 72% $262 Ancillary million 4% 19% (1) Online only in the U.K. Non-U.S. (2) Includes CSO loans. Single-pay 14% (3) Weighted average of the contractual U.S. Single- interest rates for the portfolio as of March pay 31, 2018. Excludes CSO. 10% 2010 Q1 2018 10

Large And Growing Addressable Market Broad product offering expands addressable market by increasing appeal to larger proportion of consumers Large total addressable market Favorable customer trends Combined estimated 140 million potential 63% of respondents in a recent study do the underbanked borrowers(1) majority of banking online and 43% conduct transactions using a mobile banking app 44% of American adults could not cover an Growing preference towards installment emergency expense of $400 loan products (1) In the U.S., Canada and the U.K. 11

Market Is Underserved By Traditional Finance Companies $142 billion reduction in the availability of non-prime consumer credit from the 2008 – 2009 credit crisis to 2015(1) Providers of credit to U.S. population by FICO band (2) 20.7% 19.0% 17.1% 13.2% 10.0% 8.5% 6.8% 4.7% > 800 750–799 700–749 650–699 600–649 550–599 500–549 < 500 Specialized Banks Credit unions Marketplace Specialized Non-prime consumer lenders lenders consumer lenders Credit cards As many as 121 million Americans are underserved by traditional finance companies Marketplace Credit Broker lenders cards dealers (1) Based on an analysis of master pool trust data of securitizations for major credit card issuers. (2) April 2017; FICO. 12

Market Trends Favoring CURO :: Shift To Online & Installment Types of Online Loans Sought by 2013 - (1) Growth of Online Funded Loan Volume Favors Installment 2014 Storefront Single Pay Borrowers (1) 600 100% 500 90% 80% 400 70% 300 60% 200 50% 40% 100 30% 0 20% 2013 2014 2015 2016 2017 10% Online Installment Online Single Pay 0% 2015 2016 2014 Average Borrower with a Storefront Single Online Installment Online Single Pay Pay Loan in 2013 or 2014 (1) Single Pay Loan Volumes: Store and Online (2) $50 $45 1 $ $40 /3 $35 $30 Age: 45 $25 Monthly Income: $1,980 $20 $15 By 2017 more than a third of these borrowers sought online credit $10 Number of industry storefronts fell ~20% from ~18,000 in 2013 to ~14,000 in 2017 (2) $5 $0 2013 2014 2015 2016 2017 (1) Clarity Services Inc. 2018 Alternative Financial Services Lending Trends; 2013 indexed at 100 for comparative growth illustration; funded loan volume measured in dollars Store Online (2) Jefferies LLC, CFSA 2018 Conference and Expo, April 18, 2018 13

Market Trends Favoring CURO :: Underserved Market with Improving Financial Condition Percentage of Individuals with a Credit Card by Credit Score Band (1) Low-income earners see weekly pay gain faster than other groups (1) From Jefferies LLC publication, Consumer Finance Powered by Data: How Tech-Based Alternative Data Apps Benefit Cons. Finance, May 18, 2018 14

Multi-faceted Marketing Strategy & Deep Data Analysis Technology and analytics drive risk-adjusted revenue growth and reduce Cost per Funded loan Integrated Global Marketing, Risk and Credit Analytics team consisting of 83 professionals Real time optimization of marketing spend using credit data (1) For U.S. loans. 15

Centralized Analytics And IT Platform Optimize loss rates Continuous and minimize model 15+ years of customer data effective customer updates acquisition costs Over 74 million applications Structured, proprietary 176 IT professionals and 83 Marketing, Risk and Analytics professionals Monitor operational changes model development and to address short-term changes deployment process to risk environment Third-party reporting +11,000 potential risk analytic– variables $15.1 billion 39.5 million total credit total loans extended since Advanced data relevancy techniques since 2010 2010 Installment and open-end products require more stringent 16 Note: Data as of 3/31/2018. credit criteria supported by more sophisticated analytics

Multiple Opportunities For Continued Growth

CURO has developed a growth-oriented financial technology platform positioned to capitalize on numerous growth opportunities

Capital Structure Optimization
- Ongoing alignment of financing mix to support future growth
- Visible refinancing opportunities at lower cost beginning Q1 2019

Operational Enhancement
- Further reduce customer acquisition cost
- Continued improvement in credit performance
- Further expand installment loan offerings in U.S. & Canada

Geographic Expansion
- Expansion of LendDirect in Canada; pilot stores open Q4 2017
- Continue to explore opportunities in new high-growth markets

New Product Offerings
- New online installment loan brand, Avio Credit
- New online guarantor loan product in the U.K. under new Juo Loans brand
- Bank partner line of credit offerings in U.S. with MetaBank

Efficient Customer Acquisition
- Continue to drive more customer growth in existing products / geographies
- Data driven, cost-efficient acquisitions strategy
- Increase prescreen direct-mail program and add to affiliate network

17

Financial Summary 18

CURO’s Operating Leverage $ in millions $1,100 +23% $1,000 $900 $800 $700 $600 +3% $500 +40% $400 $300 +23% $200 $100 +185% $0 FY 2015 FY 2016 FY 2017 LTM Q1 2018 Gross Combined AR excluding past due AR (1) Gross Revenue Provision Operating Costs (1) Adjusted Pre-tax income (1) (1) Refer to slide 30 for reconciliations to related GAAP and other reported metrics 19

Continued Growth And Profitability Q1 2018 marked another successful chapter in CURO’s growth story and LTM Adjusted EBITDA rose to $238.8 million Quarter ended Year ended March 31, December 31, Q1 2018 performance commentary ($ in millions) 2017 2018 Growth % 2016 2017 Growth % Average earning assets: • Grew $105.9 million (+31.3%) vs. Q1 2017 Revenue $224.6 $261.8 16.6% $828.6 $963.6 16.3% • Decreased sequentially by 1.9% due to normal seasonality Revenue: Gross margin $94.9 $109.2 15.1% $293.3 $349.2 19.1% • Led by Unsecured and Secured Installment revenue growth vs. Q1 2017 of 21.5% and 13.5%, respectively • Open-End revenue grew 52.0% vs. Q1 2017 on organic growth in the US and introduction of Open-End products Adjusted EBITDA(1) $68.6 $75.2 9.6% $189.4 $232.2 22.6% in Virginia and Canada Gross margin: • Advertising spend increased 26.9%, or $2.1 million, vs. (1) Q1 2017 but at seasonally low levels Adj. net income $26.5 $35.6 34.5% $66.4 $79.1 19.1% • Non-advertising cost of providing services increased 2.4% vs. Q1 2017 (just 1.1% in the US) Note: Subtotals may not sum due to rounding. (1) Refer to slides 25 and 26 for reconciliations of Adjusted EBITDA and Adjusted Net Income to their closest GAAP measures, Net Income 20

Historical Financial Summary Gross combined gross loans receivable quarterly comparison (1) ($ in millions) $511 $465 $79 $447 $412 $71 $48 $57 $353 $363 $62 $32 $52 $304 $58 $27 $99 $286 $68 $95 $266 $26 $87 $59 $91 $53 $30 $45 $28 $80 $89 $27 $85 $26 $90 $80 $76 $95 $67 $91 $96 $63 $56 $182 $196 $51 $52 $156 $171 $102 $131 $53 $58 $66 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Unsecured installment Secured installment Single-pay Open-end CSO (1) Refer to slide 29 for a reconciliation of gross combined loans receivable to Company-owned gross combined loans receivable. 21

Historical Financial Summary December 31, ($ in millions) 2015 2016 2017 Mar. 31, 2018 Cash $ 100.6 $ 193.5 $ 162.4 $ 130.7 Restricted cash 11.8 7.8 12.1 17.7 Gross loans receivable 252.2 286.2 432.8 389.8 Less: allowance for loan losses (32.9) (39.2) (69.6) (60.9) Loans receivable, net 219.3 247.0 363.2 328.9 PP&E net 99.7 95.9 87.1 83.5 Goodwill and intangibles 177.7 172.5 178.4 177.8 Other assets 57.0 64.1 56.5 46.8 Total assets $ 666.0 $ 780.8 $ 859.7 $ 785.4 Senior notes $ 561.7 $ 538.4 $ 585.8 $ 511.4 U.S. SPV and ABL facilities (1) - 86.5 120.4 111.2 Other liabilities 123.7 115.0 146.4 120.2 Total liabilities $ 685.4 $ 739.9 $ 852.6 $ 742.8 Total stockholders' equity / (deficit) $ (19.4) $ 40.9 $ 7.1 $ 42.6 LTM adjusted ROAA 3.7% 9.2% 9.6% 10.7% Debt / LTM adjusted EBITDA 4.3x 3.3x 3.0x 2.6x Note: Debt balances are reflected net of deferred interest costs. Subtotals may not sum due to rounding. (1) Debt includes senior notes, SPV and ABL facilities 22

Key Investment Highlights Leading large scale lender to underbanked consumers with track record of profitability across credit cycles with over 20 years of history Omni-channel platform, geographic footprint and diverse revenue base drive profitability and performance of business Large and growing addressable market that is underserved by traditional finance companies and banks Dynamic marketing strategy and proprietary analytics fuel customer growth and optimize customer acquisition cost Significant growth opportunities with sustainable competitive advantages 23

Appendix

Historical Consolidated Adjusted EBITDA Reconciliation Note: Subtotals may not sum due to rounding. (1) For the three months ended March 31, 2017, the $12.5 million loss from the (4) Transaction-related costs include professional fees paid in connection with potential transactions extinguishment of debt was due to the redemption of CURO Intermediate Holding Corp.'s and original issuance of $470.0 million of Senior Secured Notes due 2022 in the first quarter of 2017. ("CURO Intermediate") 10.75% Senior Secured Notes due 2018 and the 12.00% Senior (5) For the last twelve months ending September 31, 2017, legal settlements include $2.3 million for the Cash Pay Notes due 2017. For the three months ended March 31, 2018, the $11.7 million settlement of the Harrison, et al v. Principal Investment Inc. et al. For the last twelve months ending loss from the extinguishment of debt was due to the redemption of CURO Financial March 31, 2018, the $4.3 of legal settlement costs include the Harrison case described above, and Technologies Corp.'s ("CFTC") 12.00% Senior Secured Notes due 2022. an additional $2.0 million relating to our offer to reimburse certain bank overdraft or non-sufficient (2) Other adjustments include deferred rent and the intercompany foreign exchange impact. funds fees because of possible borrower confusion about certain electronic payments we initiated on Deferred rent represents the non-cash component of rent expense. Rent expense is their loans. recognized ratably on a straight-line basis over the lease term. (6) For the last twelve months ending September 31, 2017, restructuring costs of $8.0 included $7.4 (3) The Company approved the adoption of share-based compensation plans during 2010 and million related to the closure of the remaining 13 U.K. stores and $0.6 million primarily represented 2017 for key members of its senior management team. The estimated fair value of share- the elimination of certain corporate positions in the Canadian headquarters. For the last twelve based awards is recognized as non-cash compensation expense on a straight-line basis months ending March 31, 2018, restructuring costs of $7.4 million were due to the closure of the over the vesting period. remaining 13 U.K. stores. 25

Historical Consolidated Adjusted Net Income Reconciliation Note: Subtotals may not sum due to rounding. (4) As a result of the Tax Cuts and Jobs Act of 2017 ("2017 Tax Act"), which was signed into law on December 22, 2017, the Company provided an estimate of the new repatriation tax as of December 31, 2017. Due to subsequent guidance (1) For the three months ended March 31, 2017, the $12.5 million loss from the extinguishment published in the first quarter of 2018, the Company has booked an additional tax expense of $1.2 million for the 2017 of debt was due to the redemption of CURO Intermediate Holding Corp.'s ("CURO repatriation tax. Additionally, the 2017 Tax Act provided for a new GILTI ("Global Intangible Low-Taxed Income") tax Intermediate") 10.75% Senior Secured Notes due 2018 and the 12.00% Senior Cash Pay starting in 2018 and the Company has estimated and provided tax expense of $0.6 million as of March 31, 2018. Notes due 2017. For the three months ended March 31, 2018, the $11.7 million loss from the (5) For the last twelve months ending September 31, 2017, legal settlements include $2.3 million for the settlement of the extinguishment of debt was due to the redemption of CURO Financial Technologies Corp.'s Harrison, et al v. Principal Investment Inc. et al. For the last twelve months ending March 31, 2018, the $4.3 of legal ("CFTC") 12.00% Senior Secured Notes due 2022. settlement costs include the Harrison case described above, and an additional $2.0 million relating to our offer to (2) Transaction-related costs include professional fees paid in connection with potential reimburse certain bank overdraft or non-sufficient funds fees because of possible borrower confusion about certain transactions and original issuance of $470.0 million of Senior Secured Notes due 2022 in the electronic payments we initiated on their loans. first quarter of 2017. (6) For the last twelve months ending September 31, 2017, restructuring costs of $8.0 included $7.4 million related to the (3) The Company approved the adoption of share-based compensation plans during 2010 and closure of the remaining 13 U.K. stores and $0.6 million primarily represented the elimination of certain corporate 2017 for key members of its senior management team. The estimated fair value of share- positions in the Canadian headquarters. For the last twelve months ending March 31, 2018, restructuring costs of $7.4 based awards is recognized as non-cash compensation expense on a straight-line basis over million were due to the closure of the remaining 13 U.K. stores. the vesting period. (7) The share and per share information have been adjusted to give effect to the 36-to-1 stock split of the Company's common stock that occurred during the fourth quarter of 2017. 26

Historical Gross Combined Loan Receivables & Adjusted ROAA Reconciliations Year ending Quarter ending (in millions) Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2017 Mar. 31, 2018 Company-owned gross loans receivable $286.2 $432.8 $304.8 $389.8 Gross loans receivable guaranteed by the Company 68.0 78.8 57.8 57.1 Gross combined loans receivable $354.2 $511.6 $362.6 $446.9 Note: Subtotals may not sum due to rounding. The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we provide a guarantee to the lender. Year ending (in millions) Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2018 Total assets $780.8 $859.7 $785.4 Average assets 723.4 820.3 785.8 LTM Adjusted Net Income 66.4 79.1 88.2 LTM Adjusted ROAA 9.2% 9.6% 11.2% 27

CURO FINANCIAL TECHNOLOGIES CORP

Historical Operating Leverage Metrics

	Year Ending December 31,			
	2015	2016	2017	TTM 3/31/18
Gross combined loans receivable	312.4	354.2	511.6	446.9
Past due AR (from product loan tables)	-	-	74.0	62.5
Gross Combined lons receivable excluding past due AR	312.4	354.2	437.6	384.4
Growth from December 31, 2015			40%	NM
Gross Revenue	813.1	828.6	963.6	1,000.8
Growth from 2015			19%	23%
Provision	281.2	258.3	326.2	345.5
Growth from 2015			16%	23%
Cost of Providing Services and Corporate and District Expenses				
Cost of Providing Services	293.3	277.1	288.2	291.8
Corporate and District Expenses	129.0	125.1	155.0	162.5
Adjustments for non-cash share based compensation and other items not attributed to normal business operations:				
Legal Settlements	-	-	4.3	4.3
Share based compensation	1.3	1.1	10.4	12.1
Transaction related costs	0.8	0.3	5.6	3.3
Net Operating Costs	420.2	400.8	422.9	434.6
Growth from 2015			1%	3%
Net Income	17.8	65.4	49.2	55.9
Tax	18.1	42.6	42.6	44.6
Pre-tax Income	35.9	108.0	91.8	100.5
Adjustments for non-cash share based compensation and other items not attributed to normal business operations:				-
Loss of debt extinguishment	-	(7.0)	12.5	11.7
Restructuring	4.3	3.6	7.4	7.4
Impairments	2.9	-	-	-
Legal Settlements	-	-	4.3	4.3
Transaction related costs	0.8	0.3	5.6	3.3
Share based compensation	1.3	1.1	10.4	12.1
Intangible asset amortization	4.6	3.5	2.5	2.6
Pre-tax Income	49.8	109.5	134.5	141.9
Growth from 2015		120%	170%	185%

Note: Refer to Slide 28 and the Company's filings on Form 10-Q and 10-K for additional information regarding adjustments above

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